THE PARK AVENUE PORTFOLIO
SHAREHOLDER VOTING SUMMARY
November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Trustees, identified below, (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved.
The following is a report of the votes cast:

Proposal No. 1
Election of the Eleven Nominees for Trustee:

NOMINEE
TRUSTEES                                            FOR             WITHHELD        TOTAL
Kathleen C. Cuocolo                                 321,945,945.320  8,769,620.566  330,715,565.886
Frank J. Fabozzi                                    321,948,521.207  8,767,044.679  330,715,565.886
Arthur V. Ferrara                                   321,942,549.187  8,773,016.699  330,715,565.886
Leo R. Futia                                        321,915,572.724  8,799,993.162  330,715,565.886
William N. Goetzmann                                321,947,373.692  8,768,192.194  330,715,565.886
Anne M. Goggin                                      321,943,228.652  8,772,337.234  330,715,565.886
William W. Hewitt                                   321,913,438.477  8,802,127.409  330,715,565.886
Sidney I. Lirtzman                                  321,929,898.266  8,785,667.620  330,715,565.886
Dennis H. Manning                                   321,442,223.168  9,273,342.718  330,715,565.886
Steven J. Paggioli                                  321,942,341.120  8,773,224.766  330,715,565.886
Robert G. Smith                                     321,937,020.354  8,778,545.532  330,715,565.886

THE GUARDIAN PARK AVENUE FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:


																    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE        TOTAL
2(a) Diversification of investments;                 12,151,453.165   704,216.388     940,356.431    1,858,673.000   15,654,698.984
2(b) Borrowing;                                      12,089,502.663   764,190.878     942,332.443    1,858,673.000   15,654,698.984
2(c) Issuing senior securities;                      12,104,532.177   750,650.235     940,843.572    1,858,673.000   15,654,698.984
2(b) Concentration of investments in the same
industry; 							     12,103,298.041   749,727.988     942,999.955    1,858,673.000   15,654,698.984
2(e) Investments in real estate                      12,140,060.847   709,901.880     946,063.257    1,858,673.000   15,654,698.984
2(f ) Investments in commodities                     12,092,845.156   760,444.508     942,736.320    1,858,673.000   15,654,698.984
2(g) Underwriting the securities of other issuers;   12,118,221.071   740,326.811     937,478.102    1,858,673.000   15,654,698.984
2(h) Making loans;                                   12,097,058.694   762,217.295     936,749.995    1,858,673.000   15,654,698.984
2(i ) Investments in securities that are not
readily marketable;                                  12,063,653.011   790,537.930     941,835.043    1,858,673.000   15,654,698.984
2(j ) Investments for the purpose of exercising
control or management;                               12,142,181.477   713,119.358     940,725.149    1,858,673.000   15,654,698.984
2(k) Investments in other investment companies;      12,139,722.143   714,522.686     941,781.155    1,858,673.000   15,654,698.984
2(l ) Purchasing securities on margin, selling securities
short, or participating on a joint or joint and
 several basis in a securities trading account;      12,074,236.615   783,208.634     938,580.735    1,858,673.000   15,654,698.984
2(m) Pledging, mortgaging or hypothecating its asset 12,083,495.868   768,115.970     944,414.146    1,858,673.000   15,654,698.984
2(n) Investments in issuers in which management
of a Fund or its investment adviser
 owns securities;                                    12,095,266.202   759,233.630     941,526.152    1,858,673.000   15,654,698.984
2(o) Investments in issuers having a record of less than
three years of continuous operation;                 12,107,549.529   745,508.446     942,968.009    1,858,673.000   15,654,698.984
2(p) Investments in oil, gas or mineral programs;    12,150,292.907   704,257.686     941,475.391    1,858,673.000   15,654,698.984
2(q) Investments in put options, call options
or combinations thereof;                             12,049,789.808   804,056.427     942,179.749    1,858,673.000   15,654,698.984
2(s) Investments in securities other than those
discussed in the Fund's prospectus;                  12,032,085.968   824,217.540     939,722.476    1,858,673.000   15,654,698.984

THE GUARDIAN UBS LARGE CAP VALUE FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 5,989,683.486     19,353.143      3,866.638      139,272.000    6,152,175.267
2(b) Borrowing;                                      5,989,683.486     19,353.143      3,866.638      139,272.000    6,152,175.267
2(c) Issuing senior securities;                      5,989,683.486     19,353.143      3,866.638      139,272.000    6,152,175.267
2(d) Concentration of investments in the same
industry;							     5,989,683.486     19,353.143      3,866.638      139,272.000    6,152,175.267
2(e) Investments in real estate                      5,989,683.486     19,353.143      3,866.638      139,272.000    6,152,175.267
2(f ) Investments in commodities                     5,989,683.486     19,353.143      3,866.638      139,272.000    6,152,175.267
2(g) Underwriting the securities of other issuers;   5,989,683.486     19,353.143      3,866.638      139,272.000    6,152,175.267

THE GUARDIAN PARK AVENUE SMALL CAP FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 6,149,726.804    161,415.538     203,703.944     456,741.000    6,971,587.286
2(b) Borrowing;                                      6,184,180.015    127,285.883     203,380.388     456,741.000    6,971,587.286
2(c) Issuing senior securities;                      6,184,892.505    125,574.372     204,379.409     456,741.000    6,971,587.286
2(d) Concentration of investments in the same
industry;							     6,188,757.905    121,708.972     204,379.409     456,741.000    6,971,587.286
2(e) Investments in real estate                      6,189,393.940    122,106.539     203,345.807     456,741.000    6,971,587.286
2(f ) Investments in commodities                     6,185,328.880    125,778.881     203,738.525     456,741.000    6,971,587.286
2(h) Making loans;                                   6,187,738.072    123,727.826     203,380.388     456,741.000    6,971,587.286
2(m) Pledging, mortgaging or hypothecating its asset 6,159,508.454    150,923.842     204,413.990     456,741.000    6,971,587.286
2(q) Investments in put options, call options
or combinations thereof;                             6,171,157.801    140,342.678     203,345.807     456,741.000    6,971,587.286

THE GUARDIAN UBS SMALL CAP VALUE FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 3,009,551.054     5,001.081        685.013       111,074.000    3,126,311.148
2(b) Borrowing;                                      3,007,117.460     7,434.675        685.013       111,074.000    3,126,311.148
2(c) Issuing senior securities;                      3,007,117.460     5,001.081       3,118.607      111,074.000    3,126,311.148
2(d) Concentration of investments in the same
industry;							     3,009,551.054     5,001.081        685.013       111,074.000    3,126,311.148
2(e) Investments in real estate                      3,007,117.460     5,001.081       3,118.607      111,074.000    3,126,311.148
2(f ) Investments in commodities                     3,009,551.054     5,001.081        685.013       111,074.000    3,126,311.148
2(g) Underwriting the securities of other issuers;   3,009,551.054     5,001.081        685.013       111,074.000    3,126,311.148


THE GUARDIAN S&P 500 INDEX FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 18,530,154.427    56,333.555      14,997.737    1,410,122.000   20,011,607.719
2(b) Borrowing;                                      18,530,154.427    56,333.555      14,997.737    1,410,122.000   20,011,607.719
2(c) Issuing senior securities;                      18,530,154.427    56,333.555      14,997.737    1,410,122.000   20,011,607.719
2(d) Concentration of investments in the same
industry;							     18,528,964.427    57,523.555      14,997.737    1,410,122.000   20,011,607.719
2(e) Investments in real estate                      18,530,154.427    56,333.555      14,997.737    1,410,122.000   20,011,607.719
2(h) Making loans;                                   18,529,874.575    56,613.407      14,997.737    1,410,122.000   20,011,607.719
2(m) Pledging, mortgaging or hypothecating its asset 18,527,384.427    59,103.555      14,997.737    1,410,122.000   20,011,607.719

THE GUARDIAN ASSET ALLOCATION FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

 Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 5,228,660.659    200,530.096     294,800.414     714,062.000    6,438,026.169
2(b) Borrowing;                                      5,227,928.304    201,235.451     294,800.414     714,062.000    6,438,026.169
2(c) Issuing senior securities;                      5,229,950.339    199,213.416     294,800.414     714,062.000    6,438,026.169
2(d) Concentration of investments in the same
industry;							     5,218,580.637    210,583.118     294,800.414     714,062.000    6,438,026.169
2(e) Investments in real estate                      5,229,950.339    199,213.416     294,800.414     714,062.000    6,438,026.169
2(f ) Investments in commodities                     5,227,928.304    201,235.451     294,800.414     714,062.000    6,438,026.169
2(g) Underwriting the securities of other issuers;   5,223,279.542    205,884.213     294,800.414     714,062.000    6,438,026.169
2(h) Making loans;                                   5,226,247.675    202,916.080     294,800.414     714,062.000    6,438,026.169
2(i ) Investments in securities that are
not readily marketable;                              5,227,060.304    202,103.451     294,800.414     714,062.000    6,438,026.169
2(j ) Investments for the purpose of exercising
control or management;                               5,223,149.507    206,014.248     294,800.414     714,062.000    6,438,026.169
2(k) Investments in other investment companies;      5,221,257.507    207,776.213     294,930.449     714,062.000    6,438,026.169
2(l ) Purchasing securities on margin, selling securities
short, or participating on a joint or joint and
 several basis in a securities trading account;      5,217,258.107    211,905.648     294,800.414     714,062.000    6,438,026.169
2(m) Pledging, mortgaging or hypothecating its asset 5,216,832.456    212,331.299     294,800.414     714,062.000    6,438,026.169
2(n) Investments in issuers in which management
of a Fund or its investment adviser owns securities; 5,219,184.021    209,979.734     294,800.414     714,062.000    6,438,026.169
2(o) Investments in issuers having a record of
less than three years of continuous operation;       5,215,967.383    213,196.372     294,800.414     714,062.000    6,438,026.169
2(p) Investments in oil, gas or mineral programs;    5,217,258.107    211,905.648     294,800.414     714,062.000    6,438,026.169
2(q) Investments in put options, call options
or combinations thereof;                             5,228,058.339    201,105.416     294,800.414     714,062.000    6,438,026.169
2(r ) Investments in warrants;                       5,229,950.339    199,213.416     294,800.414     714,062.000    6,438,026.169

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 2,195,358.930    101,611.141     234,832.511     360,743.000    2,892,545.582
2(b) Borrowing;                                      2,195,358.930    101,611.141     234,832.511     360,743.000    2,892,545.582
2(c) Issuing senior securities;                      2,195,358.930    101,611.141     234,832.511     360,743.000    2,892,545.582
2(d) Concentration of investments in the same
industry;							     2,195,305.831    101,664.240     234,832.511     360,743.000    2,892,545.582
2(e) Investments in real estate                      2,195,358.930    101,611.141     234,832.511     360,743.000    2,892,545.582
2(f ) Investments in commodities                     2,194,971.988    101,611.141     235,219.453     360,743.000    2,892,545.582
2(g) Underwriting the securities of other issuers;   2,195,358.930    101,611.141     234,832.511     360,743.000    2,892,545.582
2(h) Making loans;                                   2,194,971.988    101,611.141     235,219.453     360,743.000    2,892,545.582
2(i ) Investments in securities that are
not readily marketable;                              2,194,971.988    101,611.141     235,219.453     360,743.000    2,892,545.582
2(j ) Investments for the purpose of exercising
control or management;                               2,195,617.140    101,352.931     234,832.511     360,743.000    2,892,545.582
2(k) Investments in other investment companies;      2,195,358.930    101,611.141     234,832.511     360,743.000    2,892,545.582
2(l ) Purchasing securities on margin, selling securities
short, or participating on a joint or joint and several
basis in a securities trading account;               2,194,971.988    101,611.141     235,219.453     360,743.000    2,892,545.582
2(m) Pledging, mortgaging or hypothecating its asset 2,172,411.315    124,171.814     235,219.453     360,743.000    2,892,545.582
2(n) Investments in issuers in which management of a
Fund or its investment adviser owns securities;      2,172,094.024    124,876.047     234,832.511     360,743.000    2,892,545.582
2(p) Investments in oil, gas or mineral programs;    2,189,781.334    102,273.251     239,747.997     360,743.000    2,892,545.582
2(q) Investments in put options, call options or
 combinations thereof;                               2,190,443.444    101,611.141     239,747.997     360,743.000    2,892,545.582
2(r ) Investments in warrants;                       2,190,443.444    101,611.141     239,747.997     360,743.000    2,892,545.582

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 6,620,322.490    121,138.075     165,032.118     546,588.000    7,453,080.683
2(b) Borrowing;                                      6,618,737.468    122,488.365     165,266.850     546,588.000    7,453,080.683
2(c) Issuing senior securities;                      6,618,972.200    121,580.040     165,940.443     546,588.000    7,453,080.683
2(d) Concentration of investments in the same
industry;							     6,620,322.490    121,138.075     165,032.118     546,588.000    7,453,080.683
2(e) Investments in real estate                      6,620,322.490    121,138.075     165,032.118     546,588.000    7,453,080.683
2(f ) Investments in commodities                     6,619,622.758    121,603.075     165,266.850     546,588.000    7,453,080.683
2(g) Underwriting the securities of other issuers;   6,618,839.165    122,621.400     165,032.118     546,588.000    7,453,080.683
2(h) Making loans;                                   6,618,162.468    123,063.365     165,266.850     546,588.000    7,453,080.683
2(m) Pledging, mortgaging or hypothecating its asset 6,597,958.624    142,358.884     166,175.175     546,588.000    7,453,080.683

THE GUARDIAN INVESTMENT QUALITY BOND FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 10,137,624.643   226,264.471     441,154.450     940,671.000    11,745,714.564
2(b) Borrowing;                                      10,156,646.721   207,242.393     441,154.450     940,671.000    11,745,714.564
2(c) Issuing senior securities;                      10,156,784.207   207,104.907     441,154.450     940,671.000    11,745,714.564
2(d) Concentration of investments in the same
industry;							     10,155,652.708   208,236.406     441,154.450     940,671.000    11,745,714.564
2(e) Investments in real estate                      10,156,784.207   207,104.907     441,154.450     940,671.000    11,745,714.564
2(f ) Investments in commodities                     10,156,646.721   207,242.393     441,154.450     940,671.000    11,745,714.564
2(g) Underwriting the securities of other issuers;   10,156,142.207   207,746.907     441,154.450     940,671.000    11,745,714.564
2(h) Making loans;                                   10,156,784.207   207,104.907     441,154.450     940,671.000    11,745,714.564
2(i ) Investments in securities that are
not readily marketable;                              10,142,409.778   221,479.336     441,154.450     940,671.000    11,745,714.564
2(j ) Investments for the purpose of exercising
 control or management;                              10,153,704.282   210,184.832     441,154.450     940,671.000    11,745,714.564
2(k) Investments in other investment companies;      10,153,704.282   210,047.346     441,291.936     940,671.000    11,745,714.564
2(l ) Purchasing securities on margin, selling securities
short, or participating on a joint or joint and several basis
 in a securities trading account;                    10,154,010.207   209,878.907     441,154.450     940,671.000    11,745,714.564
2(m) Pledging, mortgaging or hypothecating its asset 10,141,482.385   222,406.729     441,154.450     940,671.000    11,745,714.564
2(n) Investments in issuers in which management of a
Fund or its investment adviser owns securities;      10,131,158.279   232,730.835     441,154.450     940,671.000    11,745,714.564
2(o) Investments in issuers having a record of
less than three years of continuous operation;       10,153,485.684   210,403.430     441,154.450     940,671.000    11,745,714.564
2(p) Investments in oil, gas or mineral programs;    10,156,984.388   206,904.726     441,154.450     940,671.000    11,745,714.564
2(q) Investments in put options, call options
or combinations thereof;                             10,154,041.949   209,847.165     441,154.450     940,671.000    11,745,714.564
2(r ) Investments in warrants;                       10,156,784.207   207,104.907     441,154.450     940,671.000    11,745,714.564
2(s) Investments in securities other than those
discussed in the Fund's prospectus;                  10,141,862.370   222,026.744     441,154.450     940,671.000    11,745,714.564

THE GUARDIAN LOW DURATION BOND FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 3,149,404.336     1,925.000       11,058.000     163,122.000    3,325,509.336
2(b) Borrowing;                                      3,147,723.335     3,606.001       11,058.000     163,122.000    3,325,509.336
2(c) Issuing senior securities;                      3,147,723.335     1,925.000       12,739.001     163,122.000    3,325,509.336
2(d) Concentration of investments in the same
industry;							     3,147,723.335     3,606.001       11,058.000     163,122.000    3,325,509.336
2(e) Investments in real estate                      3,149,404.336     1,925.000       11,058.000     163,122.000    3,325,509.336
2(h) Making loans;                                   3,147,723.335     3,606.001       11,058.000     163,122.000    3,325,509.336
2(m) Pledging, mortgaging or hypothecating its asset 3,147,723.335     3,606.001       11,058.000     163,122.000    3,325,509.336

THE GUARDIAN HIGH YIELD BOND FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 9,656,399.852     69,345.952      24,399.880     621,925.000    10,372,070.684
2(b) Borrowing;                                      9,656,399.852     69,345.952      24,399.880     621,925.000    10,372,070.684
2(c) Issuing senior securities;                      9,656,399.852     69,345.952      24,399.880     621,925.000    10,372,070.684
2(d) Concentration of investments in the same
industry;						   	     9,656,399.852     69,345.952      24,399.880     621,925.000    10,372,070.684
2(e) Investments in real estate                      9,656,399.852     69,345.952      24,399.880     621,925.000    10,372,070.684
2(h) Making loans;                                   9,656,399.852     69,345.952      24,399.880     621,925.000    10,372,070.684
2(m) Pledging, mortgaging or hypothecating its asset 9,649,707.860     70,820.944      24,399.880     627,142.000    10,372,070.684

THE GUARDIAN TAX-EXEMPT FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                 8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(b) Borrowing;                                      8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(c) Issuing senior securities;                      8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(d) Concentration of investments in the same
industry;							     8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(e) Investments in real estate                      8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(f ) Investments in commodities                     8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(g) Underwriting the securities of other issuers;   8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(h) Making loans;                                   8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(i ) Investments in securities that are
not readily marketable;                              8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(j ) Investments for the purpose of exercising
control or management;                               8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(k) Investments in other investment companies;      8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(l ) Purchasing securities on margin, selling securities
short, or participating on a joint or joint and several basis
in a securities trading account;                     8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(m) Pledging, mortgaging or hypothecating its asset 8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(n) Investments in issuers in which management
of a Fund or its investment adviser owns securities; 8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(p) Investments in oil, gas or mineral programs;    8,436,903.240     9,306.116       4,870.194      393,158.000    8,844,237.550
2(q) Investments in put options, call options
or combinations thereof;                             8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(s) Investments in securities other than those
discussed in the Fund's prospectus;                  8,435,836.951     10,372.405      4,870.194      393,158.000    8,844,237.550
2(t) The Guardian Tax-Exempt Fund's investments in
investment grade municipal obligations;              8,436,903.240     9,306.116       4,870.194      393,158.000    8,844,237.550

THE GUARDIAN CASH MANAGEMENT FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

For each Fund, the sub-proposals in Proposal No. 2 as described in the Proxy Statement, were approved by shareholders as follows:

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

                                                                                                    BROKER
SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
2(a) Diversification of investments;                201,256,642.813  13,166,067.619  11,872,783.482  1,432,507.000  227,728,000.914
2(b) Borrowing;                                     202,846,458.366  11,576,252.066  11,872,783.482  1,432,507.000  227,728,000.914
2(c) Issuing senior securities;                     203,365,354.606  11,057,355.826  11,872,783.482  1,432,507.000  227,728,000.914
2(d) Concentration of investments in the same
industry;							    202,889,926.786  11,532,783.646  11,872,783.482  1,432,507.000  227,728,000.914
2(e) Investments in real estate                     202,879,717.676  11,542,764.366  11,873,011.872  1,432,507.000  227,728,000.914
2(f ) Investments in commodities                    202,783,131.426  11,639,350.616  11,873,011.872  1,432,507.000  227,728,000.914
2(g) Underwriting the securities of other issuers;  202,863,874.736  11,553,736.246  11,877,882.932  1,432,507.000  227,728,000.914
2(h) Making loans;                                  202,882,590.566  11,539,891.476  11,873,011.872  1,432,507.000  227,728,000.914
2(i ) Investments in securities that are
not readily marketable;                             202,401,035.947  12,016,575.035  11,877,882.932  1,432,507.000  227,728,000.914
2(j ) Investments for the purpose of exercising
 control or management;                             202,584,974.916  11,837,507.126  11,873,011.872  1,432,507.000  227,728,000.914
2(k) Investments in other investment companies;     202,594,158.016  11,828,324.026  11,873,011.872  1,432,507.000  227,728,000.914
2(l ) Purchasing securities on margin, selling securities
short, or participating on a joint or joint and several basis
in a securities trading account;                    202,708,580.336  11,714,130.096  11,872,783.482  1,432,507.000  227,728,000.914
2(m) Pledging, mortgaging or hypothecating its asset202,435,737.585  11,986,972.847  11,872,783.482  1,432,507.000  227,728,000.914
2(n) Investments in issuers in which management of a
Fund or its investment adviser owns securities;     202,415,171.167  12,007,539.265  11,872,783.482  1,432,507.000  227,728,000.914
2(p) Investments in oil, gas or mineral programs;   202,842,426.826  11,580,283.606  11,872,783.482  1,432,507.000  227,728,000.914
2(q) Investments in put options, call options
or combinations thereof;                            203,822,042.366  11,887,494.066  10,585,957.482  1,432,507.000  227,728,000.914
2(r ) Investments in warrants;                      204,039,012.394  11,670,524.038  10,585,957.482  1,432,507.000  227,728,000.914


THE PARK AVENUE PORTFOLIO
SHAREHOLDER VOTING SUMMARY
November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which Proposal No. 3 and Proposal No.4, referring to changes in the Amended and Restated Declaration of Trust of The
Park Avenue Portfolio as described in the Proxy
Statement, were approved.
The following is a report of the votes cast:

                                                                                                    BROKER
Proposal No. 3                                      FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
Approving an amendment to the Amended and
Restated Agreement and Declaration of Trust
of The Park Avenue Portfolio to increase the maximum
 number of Trustees that may serve on its Board
of Trustees from eleven to twelve.                  290,670,362.414  16,560,019.652  14,336,525.820  9,148,658.000  330,715,565.886

                                                                                                    BROKER
Proposal No. 4                                      FOR             AGAINST         ABSTAIN         NON-VOTE       TOTAL
Approving an amendment to the Amended and
Restated Agreement and Declaration of Trust
of The Park Avenue Portfolio (the Trust Document) to
permit certain amendments to the Trust
Document to be made without shareholder
approval.                                           280,630,825.634  31,815,324.272  9,120,757.980   9,148,658.000  330,715,565.886